UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/05/2008

ALLIANCE DATA SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  001-15749

Delaware	31-1429215
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

17655 Waterview Parkway
Dallas, Texas 75252
(Address of principal executive offices, including zip code)

(972) 348-5100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On June 5, 2008, Alliance Data Systems Corporation provided to market analysts an IR Update announcing that it has signed a multi-year renewal agreement with Crate and Barrel to continue providing private label credit card services for its in-store, web and catalog sales channels. A copy of this IR Update is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

99.1 IR Update dated June 5, 2008 announcing a renewal agreement with Crate and Barrel.

Note: The information contained in this report (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE DATA SYSTEMS CORPORATION

Date: June 05, 2008	By:	/s/ Edward J. Heffernan
Edward J. Heffernan
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	IR Update dated June 5, 2008 announcing a renewal agreement with Crate and Barrel.